==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                  April 9, 1997


                         BELLWETHER EXPLORATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                      0-9498                   76-0437769
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                             1331 LAMAR, SUITE 1455
                              HOUSTON, TEXAS 77010
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 650-1025
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
==============================================================================

      This Report includes "forward Looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this Report, including without limitation, statements under "Item 2. Acquisition or Disposition of Assets" regarding the financial position and estimated quantities and net present values of reserves of Bellwether Exploration Company, a Delaware corporation (the "Company"), are forward looking statements. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurances that such assumptions will prove to have been correct. Important factors that could cause actual results to differ materially form the Company's expectations ("Cautionary Statements") are disclosed in the section "Risk Factors" included in the Company's final prospectus (the "Prospectus") included as part of the Company's Registration Statement on Form S-1 (Registration No. 333-21813), ("Registration Statement") which section is herein incorporated by reference. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified by the Cautionary Statements.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

      Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On April 9 and April 15, 1997, the Company consummated the acquisition (the "Acquisition") of the oil and gas properties (the "Acquired Properties") and associated working capital owned by partnerships and other entities (the "Sellers") managed or sponsored by Torch Energy Advisors Incorporated ("Torch"). The Company agreed to purchase the Acquired Properties and working capital for $188.3 million effective as of July 1, 1996 (the "Effective Date"), plus a contingent payment of up to $9.0 million ("Contingent Payment") to be paid on May 10, 1997, the actual amount of which will be based on 1997 gas prices. The purchase price, after making adjustments for distributions paid to Sellers from the Effective Date until the closing date, was $141.8 million, plus the Contingent Payment. The Sellers are identified in the Acquisition Agreement included as Exhibit Number 2.2 to the Registration Statement which agreement is incorporated herein by reference.

      The Company financed the purchase price of the Acquired Properties and related fees, and the repayment of $12.0 million of indebtedness under a previously existing credit agreement, with $34,192,891 from the issuance and sale to the public of 4,411,986 shares of the Company's common stock, par value $.01 per share ("Common Stock"), such shares including the sale of 11,986 shares of Common Stock (the "Over-Allotment Shares") issued upon exercise of an over-allotment option granted to the underwriters, (ii) $97.0 million from the issuance and sale to the public of $100.0 million of the Company's 10-7/8% Senior Subordinated Notes due 2007 (the "Notes") and (iii) borrowings under a new credit facility (the "New Credit Facility") with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), as Agent thereunder. The sale to the public of such Common Stock and Notes, and the execution and delivery of the New Credit Facility, closed simultaneously with the purchase of the Acquired Properties on April 9, 1997 (except for the sale of the Over-Allotment Shares, which closed on April 14, 1997).

      As of June 30, 1996, estimated net proved reserves attributable to the Acquired Properties were 39.2 million barrels of oil equivalent (determined using the ratio of six thousand cubic feet of gas to one barrel of oil, condensate or natural gas liquids), with 89% of such reserves being proved developed and 59% of such reserves being natural gas. The Acquired Properties had a pre-tax, present value of future net cash flows from estimated proved reserves (discounted at 10% and calculated in accordance with standards established by the Securities and Exchange Commission) of $212.0 million as of June 30, 1996. For further information with respect to the Acquired Properties, see "Prospectus Summary," "Risk Factors" and "Business and Properties," as set forth in the Prospectus, which sections are herein incorporated by reference.

      Pursuant to agreements with Torch and its subsidiaries, Torch administers certain business activities of the Company. Torch is primarily engaged in the business of providing management and advisory services relating to oil and gas assets for institutional and public investors. For information on relationships between the Sellers, the Company and Torch, see "Risk Factors - Conflicts of Interest" and "Management - Transactions with Related Persons" as set forth in the Prospectus, which sections are herein incorporated by reference.

      On April 21, 1997, the Company entered into another credit facility with Morgan Guaranty, as Administrative Agent thereunder, replacing its obligations under the New Credit Facility and adding certain subsidiaries of the Company as guarantors of indebtedness of the Company thereunder, and entered into a supplemental indenture which added certain subsidiaries of the Company as guarantors of the Company's Notes and obligations under the indenture pursuant to which the Notes were issued.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

      Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Not applicable

ITEM 5.  OTHER EVENTS

      Not applicable

ITEM 6.  REGISTRATION OF REGISTRANT'S DIRECTORS

      Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired

      1.    Acquired Properties

             1.1 Acquired Properties - Statements of Assets Acquired (Other than Productive Oil and Gas Properties) and Liabilities as of December 31, 1995 and 1996, Statements of Revenues and Direct Operating Expenses for the Years Ended December 31, 1994, 1995 and 1996 and the Notes to Statements of Assets Acquired (Other than Productive Oil and Gas Properties) and Liabilities and related Statements of Revenues and Direct Operating Expenses (incorporated herein by reference to pages F-31 through F-35 of the Company's Registration Statement on Form S-1 (Securities and Exchange Commission ("Commission") file number 333-21813) filed with the Commission on February 14, 1997, as amended).

             1.2 Independent Auditors' Report (incorporated herein by reference to page F-30 of the Company's Registration Statement on Form S-1 (Commission file number 333-21813) filed with the Commission on February 14, 1997, as amended).

(b)   Pro forma Financial Information

      1. The following information shows the pro forma effect of the purchase of the Acquired Properties:

             1.1 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1996, Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended December 31, 1996, and the notes thereto and accompanying text (incorporated herein by reference to pages 19 through 26 of the Company's Registration Statement on Form S-1 (Commission file number 333-21813) filed with the Commission on February 14, 1997, as amended).

(c)   Exhibits

      EXHIBIT
      NUMBER                  DESCRIPTION

         1.     Underwriting Agreement*
         2. Plan of acquisition, reorganization, arrangement, liquidation or succession
                2.1  Acquisition   Agreement,   dated  March  31,
                     1997, among the Company, Program Acquisition Company, and the other parties thereto (incorporated by reference to
                     Exhibit 2.2 of the Company's Registration Statement on Form S-1 (Commission file number 333-21813) filed with the Commission on February 14, 1997, as amended)
         4. Instruments defining the rights of security holders, including indentures
                4.1  First  Supplemental  Indenture  dated April 21,  1997
                     among  the   Company,   Odyssey Petroleum   Company, Black
                     Hawk Oil Company,  1989-I TEAI Limited  Partnership
                     and Bank of  Montreal  Trust  Company,  as Trustee
         16.    Letter re change in certifying accountant*
         17.    Letter re director resignation*
         20.    Other documents or statements to securityholders*
         23.    Consents of experts and counsel 23.1 Consent of KPMG Peat
                Marwick LLP
         24.    Power of attorney*
         27.    Financial Data Schedule*
         99.    Additional exhibits
                99.1 Credit Agreement dated April 21, 1997 among the Company,
                     Odyssey Petroleum Company, Black Hawk Oil Company, 1989-I TEAI Limited Partnership, Morgan Guarantee Trust Company of New York, as Administrative Agent, and certain banking institutions
                99.2 Final   Prospectus   of  the  Company  dated
                     April  3,  1997   (incorporated   herein  by
                     reference  to  the  Company's   Registration
                     Statement  on  Form  S-1  (Registration  No.
                     333-21813) as filed with the Commission on April 7, 1997)

--------
*  Inapplicable to this filing

ITEM 8.  CHANGE IN FISCAL YEAR

      Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

      Not applicable

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BELLWETHER EXPLORATION COMPANY


April 23, 1997                       By:       /S/J. DARBY SERE
                                        Name:  J. Darby Sere
                                        Title: President and Chief Executive
                                               Officer

                                INDEX TO EXHIBITS
EXHIBIT
NUMBER                             DESCRIPTION

         1.     Underwriting Agreement*
         2. Plan of acquisition, reorganization, arrangement, liquidation or succession
                2.1  Acquisition   Agreement,   dated  March  31, 1997, among
                     the Company, Program Acquisition Company, and the other parties thereto (incorporated by reference to Exhibit 2.2 of the Company's Registration Statement on Form S-1 (Commission file number 333-21813) filed with the Commission on February 14, 1997, as amended)
         4.     Instruments  defining  the  rights of  security
                holders, including indentures
               4.1 First Supplemental Indenture dated April 21, 1997 among the Company, Odyssey Petroleum Company, Black Hawk Oil Company, 1989-I TEAI Limited Partnership and Bank of Montreal Trust Company, as Trustee
         16.    Letter re change in certifying accountant*
         17.    Letter re director resignation*
         20.    Other documents or statements to securityholders*
         23.    Consents of experts and counsel
                23.1 Consent of KPMG Peat Marwick LLP
         24.    Power of attorney*
         27.    Financial Data Schedule*
         99.    Additional exhibits
                99.1 Credit Agreement dated April 21, 1997 among the Company,
                     Odyssey Petroleum Company, Black Hawk Oil Company, 1989-I TEAI Limited Partnership, Morgan Guarantee Trust Company of New York, as Administrative Agent, and certain banking institutions
                99.2 Final   Prospectus   of  the  Company  dated
                     April  3,  1997   (incorporated   herein  by
                     reference  to  the  Company's   Registration
                     Statement  on  Form  S-1  (Registration  No.
                     333-21813)  as filed with the  Commission on
                     April 7, 1997)
--------
*  Inapplicable to this filing